SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 1998

                        MEDICAL DEVICE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number               Identification No.)
formation

9171 Towne Center Drive, Suite 355, San Diego, California 92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (619) 455-7127
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(Former name or former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.           Changes in Control of Registrant
                  --------------------------------
                  See Item 2.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  On July 14, 1998, the Registrant acquired certain defined medical resonant image technology properties and Vision Diagnostics, Inc. for a total of approximately 3.0 Million shares of the Registrant and the assumption of approximately $700,000 in liabilities. As a result of the acquisitions, the Registrant has acquired ownership interests in four locations:
                  Orlando, Florida; Jacksonville, Florida; Oak Brook, Illinois; and Toledo, Ohio. As a part of the acquisition of these properties, Dr. Larry Lammers, the principal owner of the properties, has been indemnified against certain liabilities and received a two-year consulting agreement with the Registrant, which includes a 5% finder's fee on all new properties acquired by the Registrant through Dr. Lammers' efforts. Dr. Lammers has become a member of the Registrant's Board of Directors. Dr. Lammers has become the major shareholder of the Registrant, subject to a Voting Trust Agreement which permits the current Board of Directors of the Registrant to vote his shares for a period of three years from the date of closing.

Item 3.           Bankruptcy or Receivership
                  --------------------------
                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------
                  Not Applicable

Item 5.           Other Events
                  ------------
                  Not Applicable

Item 6.           Resignation of Registrant's Directors
                  -------------------------------------
                  Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ---------------------------------------------------------
                  Not Applicable

Item 8.           Change of Fiscal Year
                  ---------------------
                  Not Applicable

Item 9.           Sales of Equity Securities Pursuant to Regulation S
                  ---------------------------------------------------
                  Not Applicable



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MEDICAL DEVICE TECHNOLOGIES, INC.


By:/s/ M. Lee Hulsebus
----------------------
M. Lee Hulsebus, Chief Executive Officer

Dated: July 15, 1998



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